UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

905 Calle Amanecer, Suite 300,
San Clemente, CA		92673
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

CareTrust REIT, Inc. (the “Company”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the completion of the acquisition on October 1, 2015 by CTR Partnership, L.P., a subsidiary of the Company, pursuant to the Purchase and Sale Agreement and Joint Escrow Instructions (as amended on July 30, 2015, the “Purchase and Sale Agreement”) with affiliates of Liberty Nursing Centers (each of which is identified in the Purchase and Sale Agreement) of a 14-facility skilled nursing and assisted living portfolio for approximately $177 million, inclusive of estimated transaction costs (the “Liberty Acquisition”). The properties acquired in the Liberty Acquisition are operated by Pristine Ohio Holdings, LLC and its subsidiaries, entities unaffiliated with either Liberty Nursing Centers or the Company, under a long-term, triple-net lease (the “Master Lease”), dated July 30, 2015. The tenants’ obligations under the Master Lease are guaranteed by Pristine Senior Living, LLC (“Pristine”) and two of its principals pursuant to a Guaranty of Master Lease, dated July 30, 2015. The Master Lease commenced upon the closing of the Liberty Acquisition.

This Current Report on Form 8-K/A is filed solely for the purpose of amending the Current Report on Form 8-K filed with the SEC on October 27, 2015 to provide the required financial statements and information related to the Liberty Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements

Attached as Exhibit 99.1 hereto are the audited consolidated financial statements of Pristine Ohio Holdings, LLC and its subsidiaries as of September 30, 2015 and for the period July 9, 2015 (inception) through September 30, 2015.

(b) Pro Forma Financial Information

Attached as Exhibit 99.2 hereto are unaudited pro forma consolidated and combined financial statements of CareTrust REIT, Inc. for the year ended December 31, 2014 and for the nine months ended September 30, 2015.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Bradley Associates, P.C.

99.1	Audited Consolidated Financial Statements of Pristine Ohio Holdings, LLC and Subsidiaries as of September 30, 2015 and for the period July 9, 2015 (Inception) through September 30, 2015.

99.2	Unaudited Pro Forma Consolidated and Combined Financial Statements of CareTrust REIT, Inc. for the year ended December 31, 2014 and for the nine months ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2015	CARETRUST REIT, INC.

	By:	/s/ Gregory K. Stapley
		Name:	Gregory K. Stapley
		Title:	President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Bradley Associates, P.C.

99.1	Audited Consolidated Financial Statements of Pristine Ohio Holdings, LLC and Subsidiaries as of September 30, 2015 and for the period July 9, 2015 (Inception) through September 30, 2015.

99.2	Unaudited Pro Forma Consolidated and Combined Financial Statements of CareTrust REIT, Inc. for the year ended December 31, 2014 and for the nine months ended September 30, 2015.